                                                                    EXHBIT 10.45

                                                           FORM OF STOCK OPTION
                                                           AGREEMENT





                      PHOENIX INTERNATIONAL LTD., INC.
                           STOCK OPTION AGREEMENT



                          DATED:  ___________________






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                               TABLE OF CONTENTS


                                                                                                                     PAGE
                                                                                                                     ----
                 1.       Incorporation of Plan.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-1

                 2.       Grant of Option.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-1

                 3.       Exercise Price. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-1

                 4.       Exercise Terms.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-2

                 5.       Restrictions on Transferability.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-2

                 6.       Notice of Exercise of Option.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-2

                 7.       Adjustment in Option.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-3

                 8.       Termination of Employment.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-3

                 9.       Disabled Optionee.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-3

                 10.      Death of Optionee.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-3

                 11.      Date of Grant.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-3

                 12.      Compliance with Regulatory Matters.   . . . . . . . . . . . . . . . . . . . . . . . . . . . B-3

                 13.      Restriction on Disposition of Shares.   . . . . . . . . . . . . . . . . . . . . . . . . . . B-4

                 14.      Miscellaneous.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-4

Schedules

                 Schedule A to Stock Option Agreement between Phoenix International Ltd., Inc. and Optionee -- Additional Terms

                 Schedule B to Stock Option Agreement between Phoenix International Ltd., Inc. and Optionee -- Notice of Exercise




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                       PHOENIX INTERNATIONAL LTD., INC.
                            STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT (this "Agreement"), entered into as of this _____ day of ________________________, by and between Phoenix
International Ltd., Inc., a Florida corporation (the "Company"), and _________________ (the "Optionee").

         WHEREAS, on October 21, 1995, the Board of Directors adopted a stock option plan known as the "Phoenix International Ltd., Inc. 1995 Employee Stock Option Plan" (the "Plan"), and the shareholders adopted the Plan by written consents dated on or before December 31, 1995; and

         WHEREAS, the Committee has granted the Optionee a stock option to purchase the number of shares of the Company's common stock as set forth below, and in consideration of the granting of that stock option the Optionee intends to remain in the employ of the Company; and

         WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to such option in accordance with the Plan.

         NOW, THEREFORE, as an employment incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows.

         1. Incorporation of Plan. This option is granted pursuant to the provisions of the Plan, and the terms and definitions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to the Optionee, and the Optionee acknowledges receipt of the Plan.

         2. Grant of Option. Subject to the terms of this Agreement, the Company hereby evidences its grant to the Optionee, not in lieu of salary or other compensation, of the right and option (the "Option") to purchase all or any part of the number of shares of the Company's Common Stock, par value $0.01 per share (the "Stock"), set forth on Schedule A attached hereto and incorporated herein by reference. The Option shall be exercisable in the amounts and at the time specified on Schedule A. The Option shall expire and shall not be exercisable on the date specified on Schedule A or on such earlier date as determined pursuant to Section 8, 9, or 10 hereof. Schedule A states whether the Option is intended to be an Incentive Stock Option.

         3. Exercise Price. The price per share to be paid by the Optionee for the shares subject to this Option (the "Exercise Price") shall be as specified on Schedule A. If the Option is an Incentive Stock Option, the Exercise Price shall be an amount not less than the Fair Market Value of a share of Stock as of the Date of Grant (as defined in Section 11 below).






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         4.      Exercise Terms.  The Optionee must exercise the Option for at least the lesser of (i) 100 shares or (ii) the number of shares of Purchasable Stock as to which the Option remains unexercised. In the event this Option expires and is not exercised with respect to all or any part of the shares subject to this Option, such shares shall no longer be subject to this Option.

         5. Restrictions on Transferability. No Option shall be transferable by an Optionee other than by will or the laws of descent and distribution or, in the case of non-Incentive Stock Options, pursuant to a Qualified Domestic Relations Order. In addition, no Option shall be transferable by an Optionee who is a Section 16 Insider prior to shareholder approval of the Plan. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

         6. Notice of Exercise of Option. This Option may be exercised by the Optionee, or by the Optionee's administrators, executors or personal representatives, by a written notice (in substantially the form of the Notice of Exercise attached hereto as Schedule B) signed by the Optionee, or by such administrators, executors or personal representatives. The Optionee, or such administrator, executor or personal representative, shall deliver or mail the notice to the Company as specified in Section 14 hereof to the attention of the President or such other officer as the Company may designate. Any such notice shall:

         (a) specify the number of shares of Stock which the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, then elects to purchase hereunder;

         (b) contain such information as may be reasonably required pursuant to Section 12 hereof;

         (c) prior to the Initial Public Offering, be accompanied by an executed, counterpart signature page to the Amended and Restated Stockholders Agreement, dated August 31, 1995 (the "Stockholders Agreement"), by and among the Company and the stockholders named therein, as amended, supplemented, or otherwise modified from time to time; and

         (d) be accompanied by: (i) a certified or cashier's check payable to the Company in payment of the total Exercise Price applicable to such shares as provided herein; (ii) shares of Stock owned by the Optionee and duly endorsed or accompanied by stock transfer powers having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased hereunder; or (iii) a certified or cashier's check accompanied by the number of shares of Stock whose Fair Market Value when added to the amount of the check equals the total Exercise Price applicable to such shares purchased hereunder.

Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Company agrees to issue to the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.


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         7.      Adjustment in Option.  The number of Shares subject to this
Option, the Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with Section 5.2 of the Plan.

         8. Termination of Employment. Except as otherwise specified in Schedule A:

                 (a) In the event of the termination of the Optionee's employment with the Company or any of its Subsidiaries, other than a termination that is for retirement, disability or death, the Optionee may exercise this Option at any time within 30 days after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

                 (b) In the event of the retirement of the Optionee at the normal retirement date as prescribed from time to time by the Company or any Subsidiary, the Optionee shall continue to have the right to exercise any Options for shares which were Purchasable at the date of the Optionee's retirement. However, if the Options are Incentive Stock Options, the Optionee may exercise this Option at any time within three months after the retirement date to the extent of the number of shares which were Purchasable hereunder at the retirement date. Thereafter, such Incentive Stock Options will become void and unexercisable. This Option does not confer upon the Optionee any right with respect to continuance of employment by the Company or by any of its Subsidiaries. This Option shall not be affected by any change of employment so long as the Optionee continues to be an employee of the Company or one of its Subsidiaries.

         9. Disabled Optionee. In the event of termination of employment because of the Optionee's becoming a Disabled Optionee, the Optionee (or his or her personal representative) may exercise this Option at any time within twelve months after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

         10. Death of Optionee. Except as otherwise specified in Schedule A, in the event of the Optionee's death while employed by the Company or any of its Subsidiaries, the appropriate persons described in Section 6 hereof or persons to whom all or a portion of this Option is transferred in accordance with Section 5 hereof shall continue to have the right to exercise any Options until the expiration date of the Options. If the Optionee was an employee of the Company at the time of death, this Option may be so exercised to the extent of the number of shares that were Purchasable hereunder at the date of death. If the Optionee's employment terminated prior to his or her death, this Option may be exercised only to the extent of the number of shares covered by this Option which were Purchasable hereunder at the date of such termination.

         11. Date of Grant. This Option was granted by the Board of Directors of the Company on the date set forth in Schedule A (the "Date of Grant").

         12. Compliance with Regulatory Matters. The Optionee acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law. The Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon exercise of this Option that would cause the Company to violate law or any rule,


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regulation, order or consent decree of any regulatory authority (including without limitation the Securities and Exchange Commission) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 12.

         13. Restriction on Disposition of Shares. Unless permitted by the Company, the shares purchased pursuant to the exercise of an Incentive Stock Option shall not be transferred by the Optionee except pursuant to the Optionee's will or the laws of descent and distribution until such date which is the later of (a) two years after the grant of such Incentive Stock Option or
(b) one year after the transfer of the shares to the Optionee pursuant to the exercise of such Incentive Stock Option.

         14.     Miscellaneous.

                 (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

                 (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Florida.

                 (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid. Such requests, notices, elections or exercises shall be addressed, if to the Optionee, at the address set forth below and, if to the Company, to the executive offices of the Company at 900 Winderley Place, Suite 140, Maitland, Florida 32751.

                 (d) This Agreement may not be modified except in writing executed by each of the parties hereto.

                 (e) THE OPTIONEE ACKNOWLEDGES THAT THIS OPTION AND ALL SHARES OF STOCK ACQUIRED PURSUANT TO THE EXERCISE OF THIS OPTION ARE DEEMED TO BE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED PURSUANT TO THE SECURITIES ACT OF 1933, AND, THEREFORE, RESALE OF SUCH SHARES MUST BE MADE PURSUANT TO THE REGISTRATION PROVISIONS OF SUCH ACT OR AN EXEMPTION THEREFROM.


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         IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Stock Option Agreement to be executed on behalf of the Company and the Company's seal to be affixed hereto and attested by the Secretary or an Assistant Secretary of the Company, and the Optionee has executed this Stock Option Agreement under seal, all as of the day and year first above written.



                                COMPANY:

                                    PHOENIX INTERNATIONAL LTD., INC.
Attest:


                                     By:
- ---------------------------             -----------------------------------
         Secretary                      Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------


         [SEAL]




                                OPTIONEE:



                                     -------------------------------------
                                     Name:
                                          --------------------------------
                                     Address:
                                             -----------------------------

                                     -------------------------------------

                                     -------------------------------------


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                                   SCHEDULE A
                                       TO
                             STOCK OPTION AGREEMENT
                                    BETWEEN
                        PHOENIX INTERNATIONAL LTD., INC.
                                      AND
                               [NAME OF OPTIONEE]

                             Dated ________________

1.       Number of Shares Subject to Option:  ________________ Shares.

2.       This Option (Check one) [ ] is [ ] is not an Incentive Stock Option.

3.       Option Exercise Price:  $ ________ per Share.

4.       Date of Grant:  ________________________

5.       Option Vesting Schedule:

                 Check one:

                 ( ) Options are exercisable with respect to all shares on or after the date hereof.
                 ( ) Options are exercisable with respect to the number of shares indicated below on or after the date indicated next to the number of shares:

                             No. of Shares          Vesting Date


6.       Option Exercise Period:

                 Check One:

                 ( ) All options expire and are void unless exercised on or before ________________________.
                 ( ) Options expire and are void unless exercised on or before the date indicated next to the number of shares:

                             No. of Shares          Expiration Date






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7.       Effect of Termination of Employment of Optionee (if different from that set forth in Sections 8 and 10 of the Stock Option Agreement):

         The Option granted hereby shall immediately vest and become Purchasable hereunder in the event of (i) a Change in Control or (ii) the death of the Optionee if the Optionee was an employee of the Company at the time of death.
















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                                   SCHEDULE B
                                       TO
                             STOCK OPTION AGREEMENT
                                    BETWEEN
                       PHOENIX INTERNATIONAL LTD.,  INC.
                                      AND
                               [NAME OF OPTIONEE]
                             Dated ________________

                               NOTICE OF EXERCISE


                 The undersigned hereby notifies Phoenix International Ltd., Inc. (the "Company") of this election to exercise the undersigned's stock option to purchase ________________ shares of the Company's Class E Common Stock, $2.50 par value per share (the "Common Stock"), pursuant to the Stock Option Agreement (the "Agreement") between the undersigned and the Company dated ________________. Accompanying this Notice is:

                 (i) a certified or a cashier's check in the amount of $________________ payable to the Company, and/or

                 (ii) _______________ shares of the Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers having an aggregate Fair Market Value (as defined in the Plan) as of the date hereof of $__________________.

Such amounts being equal, in the aggregate, to the Exercise Price multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 7 of the Agreement).

                 IN WITNESS WHEREOF, the undersigned has set his hand and seal, this ________ day of ________________, ______.



                                     OPTIONEE [OR OPTIONEE'S
                                     ADMINISTRATOR,
                                     EXECUTOR OR PERSONAL
                                     REPRESENTATIVE]




                                     ------------------------------------
                                     Name:
                                     Position (if other than Optionee):